UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 26, 2019 (March 22, 2019)

QUANTA SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13831	74-2851603
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 2600

Houston, Texas 77056

(Address of principal executive offices, including ZIP code)

(713) 629-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of     the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 22, 2019, Quanta Services, Inc. (“Quanta”) filed with the Secretary of State of the State of Delaware a Certificate of Retirement and Elimination with respect to Quanta’s Series F Preferred Stock and a Certificate of Elimination with respect to Quanta’s Series G Preferred Stock (collectively, the “Certificates of Elimination”). The Certificates of Elimination had the effect of eliminating all references to Quanta’s Series F Preferred Stock and Series G Preferred Stock from Quanta’s certificate of incorporation. No shares of the Series F Preferred Stock or the Series G Preferred Stock were issued and outstanding at the time of the filing of the Certificates of Elimination.

Immediately following the filing of the Certificates of Elimination, Quanta filed a Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware to reflect the elimination of Quanta’s Series F Preferred Stock and Series G Preferred Stock described above, to recite the current address of its registered agent and to restate and integrate, but not further amend, the certificate of incorporation of Quanta. The Restated Certificate was effective as of March 22, 2019.

The foregoing description is qualified in its entirety by reference to the complete text of the Restated Certificate and the Certificates of Elimination, copies of which are filed as Exhibits 3.1, 3.2 and 3.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01	Other Events.

On March 22, 2019, Quanta issued a press release announcing that its Board of Directors declared a cash dividend to holders of Quanta common stock in the amount of $0.04 per share. The dividend will be paid on April 19, 2019 to stockholders of record as of the close of business on April 5, 2019. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

3.1	Restated Certificate of Incorporation of Quanta Services, Inc.

3.2	Certificate of Retirement and Elimination of Series F Preferred Stock of Quanta Services, Inc.

3.3	Certificate of Elimination of Series G Preferred Stock of Quanta Services, Inc.

99.1	Press Release of Quanta Services, Inc. dated March 22, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2019	QUANTA SERVICES, INC.

	By:	/s/ Donald C. Wayne Name: Donald C. Wayne Title: Executive Vice President and General Counsel